                                                                    Exhibit 99.2

                                  BOSTON PROPERTIES, INC.
                                  8 ARLINGTON STREET
                                  BOSTON, MA 02116
                                  (NYSE: BXP)




AT THE COMPANY                  AT THE FINANCIAL RELATIONS BOARD
--------------                  --------------------------------
Edward H. Linde                 Marianne Stewart - General Info. (212) 661-8030
President, CEO & Director       Claire Koeneman - Analyst (312) 266-7800
David G. Gaw                    Judith Sylk-Siegel - Media (212) 661-8030
SVP & CFO
(617) 859-2600

FOR IMMEDIATE RELEASE:
----------------------
January 26, 1999 --


                        BOSTON PROPERTIES, INC. ANNOUNCES
                    FOURTH QUARTER AND YEAR END 1998 RESULTS


BOSTON, MA, JANUARY 26, 1999 - Boston Properties, Inc. (NYSE: BXP) today reported results for the fourth quarter and the year ended December 31, 1998.

Funds from Operations (FFO) for the quarter ended December 31, 1998 were approximately $43.6 million, or $0.69 per share basic and $0.68 per share diluted, compared to FFO of approximately $20.4 million, or $0.53 per share basic and $0.52 per share diluted for the quarter ended December 31, 1997. The weighted average number of basic and diluted shares outstanding totaled 63,527,666 and 68,432,476, respectively, for the quarter ended December 31, 1998 and 38,693,930 and 39,107,768, respectively, for the same quarter last year. FFO for the year ended December 31, 1998 were approximately $153.0 million, or $2.52 per share basic and $2.50 per share diluted, compared to FFO on a pro forma basis of approximately $76.5 million, or $1.98 per share basic and $1.96 per share diluted, for the year ended December 31, 1997.

Revenues were approximately $170.0 million for the quarter and $513.8 million for the year ended December 31, 1998, compared to revenues of approximately $77.3 million and $255.1 million (pro forma) for the same periods in 1997. Income before extraordinary items was approximately $27.3 million for the quarter and $98.6 million for the year ended December 31, 1998, compared to $12.4 million and $48.9 million (pro forma), respectively, for the same periods in 1997. Income before extraordinary items per share for the quarter was $0.43 basic and diluted, compared to $0.32 basic and diluted last year, and for the year ended December 31, 1998 was $1.62 basic and diluted, compared to $1.26 basic and $1.25 diluted on a pro forma basis last year.

                                     -MORE-

Boston Properties, Inc.
Announces 4Q98 and Year End Results
Page 2

The reported results are unaudited and there can be no assurance that the results will not vary from the final audited information for the year ended December 31, 1998. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made. Pro forma results are presented as if the Company's initial public offering of common stock and related formation transactions (which were completed on June 23, 1997) had occurred at the beginning of the relevant period.

As of December 31, 1998, the Company's portfolio consisted of 122 properties comprising more than 31.0 million square feet, including nine properties under development totaling approximately 2.0 million square feet. The overall occupancy rate for the properties in service as of December 31, 1998 was 98.4%.

Additional highlights of the fourth quarter, as previously announced, include:

- Closing of the first phase of Embarcadero Center, an approximately 3.7 million-square-foot mixed-use urban center located in San Francisco, California, on November 12, 1998 for approximately $1.2 billion.

- Acquisition of Reservoir Place, a 529,992-square-foot Class A office building in Waltham, Massachusetts, on November 3, 1998 for approximately $96.0 million.

Transactions announced since the quarter ended December 31, 1998 include:

- Signing of a binding agreement to acquire, between now and January 2001, the leasehold interest in the remaining two development sites in New York City's Times Square for a total purchase price of $312.25 million. Prudential Insurance Company of America, the seller, will also retain the right to become a 33.33% equity participant in the development ventures by contributing, upon an election to participate, its proportionate share of the total project equity.

Boston Properties, Inc. is a fully integrated, self-administered and self-managed real estate investment trust (REIT) that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial, and hotel properties located predominantly in the Greater Boston; Greater Washington, D.C.; midtown Manhattan; Greater San Francisco; Baltimore, Maryland; Princeton/East Brunswick, New Jersey; and Richmond, Virginia markets. The Company is one of the largest owners and developers of office properties in the United States.

Financial tables follow.

To receive Boston Properties' latest news and corporate developments via fax at no cost, please call 1-800-PRO-INFO; use Company code BXP. Visit the Company's web site at http://www.bostonproperties.com. Or visit The Financial Relations Board's web site at http://www.frbinc.com.

                                     -MORE-

Boston Properties, Inc.
Announces 4Q98 and Year End Results
Page 3


THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED WITH ACCURACY. ACQUISITIONS THAT ARE PURSUED BY BOSTON PROPERTIES MAY NOT BE CONSUMMATED FOR A VARIETY OF REASONS, INCLUDING A FAILURE TO REACH AGREEMENT WITH THE SELLING PARTY REGARDING THE ACQUISITION PRICE OR OTHER TERMS OF A CONTRIBUTION OR ACQUISITION AGREEMENT. AGREEMENTS THAT THE COMPANY ENTERS INTO MAY BE TERMINATED FOR A VARIETY OF REASONS, INCLUDING A FAILURE BY THE COMPANY OR THE OTHER PARTY TO FULFILL ALL CONDITIONS REQUIRED FOR CONSUMMATION OF THE AGREEMENTS.

                                       ###

Boston Properties, Inc.
Announces 4Q98 and Year End Results
Page 4

                             BOSTON PROPERTIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                       Three months ended                   Year ended
                                                                          December 31,                     December 31,
                                                                 -------------------------------  -------------------------------
                                                                      1998            1997            1998             1997
                                                                 ---------------  --------------  --------------  ---------------
REVENUE                                                                                                           (Pro forma)
         Rental:
              Base rent                                               $ 140,109        $ 68,509        $426,874         $218,902
              Recoveries from tenants                                    15,671           6,421          48,543           22,933
              Parking and other                                           6,280             458          12,160            3,139
                                                                 ---------------  --------------  --------------  ---------------
                     Total rental revenue                               162,060          75,388         487,577          244,974
         Development and management services                              3,517           1,591          12,411            7,029
         Interest and other                                               4,449             309          13,859            3,105
                                                                 ---------------  --------------  --------------  ---------------
                     Total revenue                                      170,026          77,288         513,847          255,108
                                                                 ---------------  --------------  --------------  ---------------
EXPENSES
         Rental:
              Operating                                                  30,451          10,764          80,894           33,114
              Real estate taxes                                          22,852          11,437          69,596           35,401
         General and administrative                                       5,753           3,525          22,504           12,233
         Interest                                                        42,934          22,214         124,860           65,011
         Depreciation and amortization                                   24,205          11,565          75,418           39,079
                                                                 ---------------  --------------  --------------  ---------------
                     Total expenses                                     126,195          59,505         373,272          184,838
                                                                 ---------------  --------------  --------------  ---------------
Income before minority interests                                         43,831          17,783         140,575           70,270
Minority interest in property partnerships                               (2,163)           (146)         (2,555)            (449)
                                                                 ---------------  --------------  --------------  ---------------
Income before minority interest in
     Operating Partnership                                               41,668          17,637         138,020           69,821
Minority interest in Operating Partnership                              (14,397)         (5,265)        (39,427)         (20,952)
                                                                 ---------------  --------------  --------------  ---------------
Income before extraordinary items                                        27,271          12,372          98,593           48,869
Extraordinary loss on early debt
     extinguishments, net                                                (9,045)              -          (5,481)               -
                                                                 ---------------  --------------  --------------  ---------------
Net income                                                             $ 18,226        $ 12,372        $ 93,112         $ 48,869
                                                                 ---------------  --------------  --------------  ---------------
                                                                 ---------------  --------------  --------------  ---------------
Basic earnings per share:
         Income before extraordinary items                               $ 0.43          $ 0.32          $ 1.62           $ 1.26
         Extraordinary loss, net                                          (0.14)              -           (0.09)               -
                                                                 ---------------  --------------  --------------  ---------------
         Net income                                                      $ 0.29          $ 0.32          $ 1.53           $ 1.26
                                                                 ---------------  --------------  --------------  ---------------
                                                                 ---------------  --------------  --------------  ---------------
         Weighted average number of common shares
              outstanding                                                63,528          38,694          60,776           38,694

Diluted earnings per share:
         Income before extraordinary items                               $ 0.43          $ 0.32          $ 1.62           $ 1.25
         Extraordinary loss, net                                          (0.13)              -           (0.09)               -
                                                                 ---------------  --------------  --------------  ---------------
         Net income                                                      $ 0.30          $ 0.32          $ 1.53           $ 1.25
                                                                 ---------------  --------------  --------------  ---------------
                                                                 ---------------  --------------  --------------  ---------------
         Weighted average number of common shares
              outstanding                                                68,432          39,108          62,443           39,108

Boston Properties, Inc.
Announces 4Q98 and Year End Results
Page 5

                             BOSTON PROPERTIES, INC.
                           CONSOLIDATED BALANCE SHEETS
          (unaudited and in thousands, except share and per share data)


                                                                            December 31, 1998            December 31, 1997
                                                                        --------------------------    ------------------------
       ASSETS
Real estate:                                                                          $ 4,917,193                 $ 1,796,500
       Less: accumulated depreciation                                                    (357,384)                   (294,218)
                                                                        --------------------------    ------------------------
              Total real estate                                                         4,559,809                   1,502,282

Cash and cash equivalents                                                                  12,166                      17,560
Escrows                                                                                    19,014                      14,178
Notes receivable                                                                          420,143                           -
Tenant and other receivables, net                                                          40,830                      24,458
Accrued rental income, net                                                                 64,251                      55,190
Deferred charges, net                                                                      46,029                      35,485
Prepaid expenses and other assets                                                          26,058                      20,225
Investment in joint ventures                                                               46,787                       3,143
                                                                        --------------------------    ------------------------
       Total assets                                                                   $ 5,235,087                 $ 1,672,521
                                                                        --------------------------    ------------------------
                                                                        --------------------------    ------------------------
       LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
       Mortgage notes payable                                                         $ 2,653,581                 $ 1,099,253
       Notes payable                                                                      420,143                           -
       Unsecured line of credit                                                            15,000                     233,000
       Accounts payable and accrued expenses                                               33,638                      23,822
       Dividends payable                                                                   40,494                      22,539
       Accrued interest payable                                                             7,307                       6,581
       Other liabilities                                                                   37,209                      11,642
                                                                        --------------------------    ------------------------
          Total liabilities                                                             3,207,372                   1,396,837
                                                                        --------------------------    ------------------------

Commitments and contingencies                                                                   -                           -
                                                                        --------------------------    ------------------------

Minority interests                                                                      1,105,864                     100,636
                                                                        --------------------------    ------------------------

Stockholders' equity:
       Preferred stock, $.01 par value, 50,000,000 shares
          authorized, none issued or outstanding                                                -                           -
       Excess stock, $.01 par value, 150,000,000 shares
          authorized, none issued or outstanding                                                -                           -
          Common stock, $.01 par value, 250,000,000 shares
          authorized, 63,527,552 and 38,694,041 issued
          and outstanding, respectively                                                       635                         387
       Additional paid-in capital                                                         929,081                     172,347
       Dividends in excess of earnings                                                     (7,865)                      2,314
                                                                        --------------------------    ------------------------
          Total stockholders' equity                                                      921,851                     175,048
                                                                        --------------------------    ------------------------
                                                                        --------------------------    ------------------------
                  Total liabilities and stockholders' equity                          $ 5,235,087                 $ 1,672,521
                                                                        --------------------------    ------------------------
                                                                        --------------------------    ------------------------

Boston Properties, Inc.
Announces 4Q98 and Year End Results
Page 6

                             BOSTON PROPERTIES, INC.
                              FUNDS FROM OPERATIONS
                          (Unaudited and in thousands)


                                                                                Three Months Ended
                                                                 -------------------------------------------------
                                                                         Actual                    Actual
                                                                   December 31, 1998         December 31, 1997         % Change
                                                                 -----------------------   -----------------------   -------------
Income from operations before minority interests                               $ 43,831                  $ 17,783         146.48%
      Add:
            Real estate depreciation and amortization                            23,930                    11,395         110.00%
      Less:
            Preferred allocation                                                 (4,325)                        -               -
            Minority property partnerships' share of
                 Funds from Operations                                           (3,725)                     (161)       2213.66%
                                                                 -----------------------   -----------------------   -------------
      Funds from Operations                                                    $ 59,711                  $ 29,017         105.78%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------
      Company's share (1)                                                      $ 43,607                  $ 20,355         114.23%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------
      Funds from Operations per share - basic                                    $ 0.69                    $ 0.53          30.48%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------
            Weighted average shares outstanding - basic                          63,528                    38,694          64.18%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------
      Funds from Operations per share - diluted                                  $ 0.68                    $ 0.52          30.65%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------
            Weighted average shares outstanding - diluted                        68,432                    39,108          74.98%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------


(1) Based on weighted average shares for the quarter. Company's share for the quarter ended 12/31/98 was 73.03% and 70.15% for the quarter ended 12/31/97.


                                                                                    Year Ended
                                                                 -------------------------------------------------
                                                                         Actual                  Pro Forma
                                                                   December 31, 1998         December 31, 1997         % Change
                                                                 -----------------------   -----------------------   -------------
Income from operations before minority interests                              $ 140,575                  $ 70,270         100.05%
      Add:
            Real estate depreciation and amortization                            74,649                    38,527          93.76%
      Less:
            Preferred allocation                                                 (5,830)                        -               -
            Minority property partnerships' share of
                 Funds from Operations                                           (4,185)                     (554)        655.42%
                                                                 -----------------------   -----------------------   -------------
      Funds from Operations                                                   $ 205,209                 $ 108,243          89.58%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------
      Company's share (2)                                                     $ 153,045                  $ 76,485         100.10%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------
      Funds from Operations per share - basic                                    $ 2.52                    $ 1.98          27.40%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------
            Weighted average shares outstanding - basic                          60,776                    38,694          57.07%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------
            Funds from Operations per share - diluted                            $ 2.50                    $ 1.96          27.83%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------
            Weighted average shares outstanding - diluted                        62,443                    39,108          59.67%
                                                                 -----------------------   -----------------------   -------------
                                                                 -----------------------   -----------------------   -------------



(2) Based on weighted average shares for the year. Company's share for the year ended 12/31/98 was 74.58% and 70.66% for the pro forma year ended 12/31/97.

Boston Properties, Inc.
Announces 4Q98 and Year End Results
Page 7

                             BOSTON PROPERTIES, INC.
                               PORTFOLIO OCCUPANCY
                                   (UNAUDITED)

                              OCCUPANCY BY LOCATION

                                                             December 31, 1998           December 31, 1997
                                                      -------------------------   -------------------------
              Greater Boston, MA                                         97.0%                       98.3%
              Greater Washington, DC                                     98.5%                       97.3%
              Midtown Manhattan, NY                                      99.9%                       95.2%
              Baltimore, MD                                              99.8%                       98.0%
              Richmond, VA                                               98.8%                         n/a
              Princeton/East Brunswick, NJ                               98.7%                         n/a
              Greater San Francisco, CA                                  98.5%                       98.4%
              Bucks County, PA                                          100.0%                      100.0%
                                                      -------------------------   -------------------------
                 Total Portfolio                                         98.4%                       97.2%
                                                      -------------------------   -------------------------
                                                      -------------------------   -------------------------


                                OCCUPANCY BY TYPE

              Class A Office Portfolio                                   98.8%                       97.6%
              R&D Portfolio                                              99.2%                       97.3%
              Industrial Portfolio                                       89.3%                       93.4%
                                                      -------------------------   -------------------------
                 Total Portfolio                                         98.4%                       97.2%
                                                      -------------------------   -------------------------
                                                      -------------------------   -------------------------